EXHIBIT 10.2

FIRST AMENDMENT

TO THE AMENDED AND RESTATED

HYATT CORPORATION DEFERRED COMPENSATION PLAN

WHEREAS, Hyatt Corporation maintains the Amended and Restated Hyatt Corporation Deferred Compensation Plan (the “Plan”);

WHEREAS, Hyatt Corporation has deemed it desirable to amend the Plan to merge the Hyatt International Corporation U.S. Retirement Plan and the Hyatt International Corporation U.S. Restricted Deferred Incentive Compensation Plan into the Plan;

WHEREAS, Hyatt Corporation has deemed it desirable to accept the transfer of certain Participants’ accounts from the Hyatt International Hotels Retirement Plan into the Plan; and

WHEREAS, Hyatt Corporation wishes to acknowledge that certain international hotels are participating Employers in the Plan for purposes of determining Distribution Events, but may not make contributions for Participants; and

WHEREAS, Hyatt Corporation wishes to clarify certain aspects of the Plan with regard to its administration

NOW, THEREFORE, IT IS RESOLVED, that the Plan shall be, and hereby is, amended in the form of this First Amendment to the Plan, as follows:

1.	The following is hereby added to the end of the first paragraph on page 1 of the Plan:

The Hyatt International Corporation U.S. Retirement Plan (“International U.S. RP”) and the Hyatt International Corporation U.S. Restricted Deferred Incentive Compensation Plan (“International U.S. RDICP”) were established as of December 31, 2004 and will be considered Prior Plans as noted above. The International U.S. RP and International U.S. RDICP are hereby amended, restated and merged into the Plan, effective May 3, 2010 and the Plan hereby accepts the transfer of accounts from the Hyatt International Hotels Retirement Plan. The vesting and distribution terms of the Hyatt International Hotels Retirement Plan are identical to the International U.S. RP and accordingly, the amounts transferred from the Hyatt International Hotels Retirement Plan shall be subject to the same vesting and distribution provisions applicable to the International U.S. RP under Appendix C.

2.	The following is substituted for the last sentence of Section 9.1:

If a Participant’s Account contains Hyatt Stock, then the number of shares of Hyatt Stock in the Participant’s Account as of the Payment Date will be determined and the shares of Hyatt Corporation Class A common stock will be distributed to the Participant by depositing it into the Participant’s individual brokerage account at the Company’s current stock plan administrator, subject to the Plan’s withholding of the number of shares of Hyatt Stock to meet tax obligations as noted in Section 13.3.

3.	The following is substituted for Section 13.2(c):

(c) The Employer, or the trustee of the Trust, shall withhold from any payments made to a Participant under this Plan all Federal, state and local income, employment and other taxes required to be withheld by the Employer, or the trustee of the Trust, in connection with such payments, in amounts and in a manner to be determined in the sole discretion of the Employer.

4.	Appendix B is hereby replaced with the revised Appendix B.

5.	Appendix C is hereby replaced with the revised Appendix C.

IN WITNESS WHEREOF, the undersigned has executed this First Amendment to the Plan to be effective as of this 3rd day of May, 2010.

HYATT CORPORATION

By:	/s/ Mark S. Holpamazian
Mark S. Hoplamazian

Its:	President & Chief Executive Officer

Appendix B

Each of the following entities is an Employer as described in Section 1.19 of the Plan:

Employer/Hotel
Andaz Costa Rica Papagayo
Andaz Delhi
Aryaduta Hotel Jakarta
Bali Hyatt
Burvan Hotel Associates
Cerromar Development Partners, L.P.
Grand Hyatt Bangalore
Grand Hyatt Beijing
Grand Hyatt Fukuoka
Grand Hyatt Guangzhou
Grand Hyatt Hong Kong
Grand Hyatt Hyderabad
Grand Hyatt Jakarta
Grand Hyatt Jakarta
Grand Hyatt Kanai Riviera Maya
Grand Hyatt Macau
Grand Hyatt Manila
Grand Hyatt Melbourne
Grand Hyatt Mumbai
Grand Hyatt Santiago
Grand Hyatt Sao Paulo
Grand Hyatt Shanghai
Grand Hyatt Shenyang
Grand Hyatt Shenzhen
Grand Hyatt Signapore
Grand Hyatt Taipei
Grand Hyatt Tokyo
Grand Toronto Venture, L.P.
HTS Loan Servicing, Inc.
HTS San Antonio, L.P.
Hyatt Aruba, N.V
Hyatt Corporation
Hyatt Foreign Employment Services, Inc.
Hyatt Hotel and Casino Manila
Hyatt Hotel Canberra, a Park Hyatt Hotel
Hyatt Hotels Corporation
Hyatt Hotels Corporation of Kansas
Hyatt Hotels of Canada, Inc.
Hyatt India Consultancy Private Limited
Hyatt International Corporation

Employer/Hotel
Hyatt International Hotel Management [Beijing] Co. Ltd.
Hyatt International Property Management [Beijing] Co. Ltd.
Hyatt International Sales Limited
Hyatt International Technical Services, Inc.
Hyatt International-Asia Pacific Limited
Hyatt International-Japan, Limited
Hyatt International-Latin America, Ltd.
Hyatt International-SEA [Pte]Limited
Hyatt International-Southwest Asia, Limited
Hyatt Lacsa Services, Inc.
Hyatt Louisiana, LLC as agent of DTRS New Orleans, LLC d/b/a Hyatt Regency New Orleans
Hyatt of Australia Limited
Hyatt of China Limited
Hyatt of Guam Limited
Hyatt of Macau, Ltd.
Hyatt of Mexico, S.A. de C.V.
Hyatt of Singapore [Pte] Limited
Hyatt on the Bund, Shanghai
Hyatt Regency Ahmebadad
Hyatt Regency Al Khobar
Hyatt Regency Aruba Resort & Casino
Hyatt Regency Bandung
Hyatt Regency Bangalore-Jakkur
Hyatt Regency Beijing
Hyatt Regency Bogota
Hyatt Regency Business Bay, Dubai
Hyatt Regency Canada
Hyatt Regency Cancun
Hyatt Regency Changbaishan
Hyatt Regency Changchun
Hyatt Regency Chengdu
Hyatt Regency Chennai
Hyatt Regency Chongquing
Hyatt Regency Colombo
Hyatt Regency Coolum
Hyatt Regency Curacao Resort Spa & Casino
Hyatt Regency Dalhi
Hyatt Regency Delhi
Hyatt Regency Delhi
Hyatt Regency Dongguan
Hyatt Regency Goa
Hyatt Regency Goa
Hyatt Regency Guam

Employer/Hotel
Hyatt Regency Hakone
Hyatt Regency Hangzhou
Hyatt Regency Hyderabad
Hyatt Regency Jinan
Hyatt Regency Jing Jin City Resort & Spa
Hyatt Regency Kathmandu
Hyatt Regency Kolkata
Hyatt Regency Kolkata
Hyatt Regency Koromangla, Banglore
Hyatt Regency Kyoto
Hyatt Regency Merida
Hyatt Regency Montreal
Hyatt Regency Mumbai
Hyatt Regency Muscat
Hyatt Regency Nanjing
Hyatt Regency Navi Mumbai
Hyatt Regency Osaka
Hyatt Regency Perth
Hyatt Regency Pune
Hyatt Regency Qingdao
Hyatt Regency Saipan
Hyatt Regency Sanctuary Cove
Hyatt Regency Suzhou
Hyatt Regency Tianjin
Hyatt Regency Tin Jin East
Hyatt Regency Tokyo
Hyatt Regency Toronto
Hyatt Regency Toronto Airport
Hyatt Regency Trinidad
Hyatt Regency Trinidad Limited
Hyatt Regency Vancouver
Hyatt Regency Villahermosa
Hyatt Regency Vizag
Hyatt Regency Wenzhou
Hyatt Regency Wuxi
Hyatt Regency Xian
Hyatt Regency Xuchou
Hyatt Regency Yogyakarta
Hyatt Residential Suites Fukuoka
Hyatt Sales, Inc.
Hyatt Vacation Management Corporation
Hyatt Vacation Marketing Corporation
Hyatt Vacation Ownership Inc.
HyCanada, Inc.

Employer/Hotel
Marion Reservations Center, L.L.C.
P.T. Hyatt Indonesia
Park Hyatt Abu Dahabi Hotel & Villa
Park Hyatt Aries-Palacio Duhau
Park Hyatt Beijing
Park Hyatt Beijing
Park Hyatt Center [Yin Tai Podium Facilities]
Park Hyatt Changbaishan
Park Hyatt Chennai
Park Hyatt Goa
Park Hyatt Guangzhou
Park Hyatt Hangzhou
Park Hyatt Hyderabad
Park Hyatt Kolkata
Park Hyatt Melbourne
Park Hyatt Mendoza
Park Hyatt Mexico City – Reforma
Park Hyatt Monte Del Barco
Park Hyatt Ningbo
Park Hyatt Saigon
Park Hyatt Sanya Sunny Bay Resort
Park Hyatt Shanghai
Park Hyatt Sydney on Sydney Harbour
Park Hyatt Tokyo
Park Hyatt Toronto
RCG Properties, LLC
Residence at the Park Hyatt Mexico City – Reforma
Rosemont Project Mgmt, LLC
Select Hotels Group, LLC
Yintai Centre

Appendix C

Installment Payout Periods, Payment Dates and Vesting

Notwithstanding anything contained in the Plan to the contrary, the provisions of this Appendix C shall govern the Installment Payout Period, Payment Dates and Vesting of all Transferred Amounts credited to a Participant’s Prior Plan Accounts. Provisions of this Appendix C shall govern the Prior Plan Accounts in the event that there are any inconsistencies between the main Plan document and this Appendix C.

DSP

Installment Payout Period

For Distribution Elections made under the DSP prior to the Effective Date (December 14, 2007), the Installment Payout Period means a period of up to fifteen (15) years. Modifications are subject to the provisions of subsection 3.2(b).

Payment Date

See subsection 1.31

Vesting

See subsection 6.1

RDICP

Installment Payout Period

Non-Grandfathered Accounts.  For Distribution Elections made by the Participant under the RDICP prior to April 1, 2010, the Installment Payment Period means a period of up to fifteen (15) years. Modifications are subject to the provisions of subsection 3.2(b).

Grandfathered Accounts.  For Distribution Elections made by the Participant under the RDICP prior to April 1, 2010, the Installment Payment Period means a period of up to fifteen (15) years. The Participant may modify such election, however, such election shall not become effective until the first day of the second calendar year following the calendar year in which the election is filed with the Administrator.

Payment Date

The Payment Date shall be the later of: (i) within ninety (90) days following the date of the Participant’s first Distribution Event, (ii) the six month anniversary of the Participant’s first Distribution Event, if the Participant is a Specified Employee; or (iii) attainment of age 55 with at least 10 years of service with an Employer. Notwithstanding the foregoing provision, if a Participant’s employment is terminated for cause as determined by the applicable Employer in its sole discretion, all amounts otherwise payable to or on account of the Participant under the Plan shall be immediately forfeited.

Vesting

All Participants are fully vested.

RDICP II

Installment Payout Period

Non-Grandfathered Accounts.    For Distribution Elections made by the Participant under the RDICP prior to April 1, 2010, the Installment Payment Period means a period of up to fifteen (15) years. Modifications are subject to the provisions of subsection 3.2(b).

Grandfathered Accounts.    For Distribution Elections made by the Participant under the RDICP prior to April 1, 2010, the Installment Payment Period means a period of up to fifteen (15) years. The Participant may modify such election, however, such election shall not become effective until the first day of the second calendar year following the calendar year in which the election is filed with the Administrator.

Payment Date

The Payment Date shall be the later of: (i) within ninety (90) days following the date of the Participant’s first Distribution Event, or (ii) the six month anniversary of the Participant’s first Distribution Event, if the Participant is a Specified Employee. Notwithstanding the foregoing provision, if a Participant’s employment is terminated for cause as determined by the applicable Employer in its sole discretion, all amounts otherwise payable to or on account of the Participant under the Plan shall be immediately forfeited.

Vesting

Age	% of Account to be Paid
Less than 55	0% of Account
55	50% of Account
56	60% of Account
57	70% of Account
58	80% of Account
59	90 % of Account
60	100% of Account
Any Age if terminated by the Company without cause or due to Death or Disability	100% of Account

GHDIP

Installment Payment Period

Not Applicable

Payment Date

See subsection 1.31

Vesting

Awards made in 2008 or prior:

(a) A Participant will become 100% vested in his Account on April 1, of the year in which the Participant will complete five (5) Years of Service. Participant will be 100% vested in his Account if he either dies or has a Disability prior to his termination of employment with the Company. However, a Participant will be 0% vested in his Account and shall forfeit his entire Account balance, regardless of his number of Years of Service, on the date that he terminates employment with the Company if his employment is terminated for cause, as determined by the Company in its sole discretion, or he engages in conduct which violates any terms or conditions of his employment, including terms and conditions relating to competition and disclosure of confidential information after termination of employment.

Awards made in 2009:

Participant will become twenty-five percent (25%) vested in each year’s Award on each of the first four (4) anniversaries from the date of the Award, which is deemed to be April 1st of the calendar year in which the Award is credited to the Account of the Participant. For example, an Award credited to a Participant’s Account in the year 2009 (based on 2008 performance), will be 25% vested on April 1, 2010, 50% vested on April 1, 2011, 75% vested on April 1, 2012, and 100% vested on April 1, 2013.

International RDICP and International U.S. RDICP

Installment Payment Period

Not Applicable

Payment Date

The Payment Date shall be the later of: (i) within ninety (90) days following the date of the Participant’s first Distribution Event, (ii) the six month anniversary of the Participant’s first Distribution Event, if the Participant is a Specified Employee; or (iii) attainment of age 55 with at least 10 years of service with an Employer, unless due to a Disability in which case it will be the later of (i) or (ii) above. Notwithstanding the foregoing provision, if a Participant’s employment is terminated for cause as determined by the applicable Employer in its sole discretion, all amounts otherwise payable to or on account of the Participant under the Plan shall be immediately forfeited.

Vesting

Years of Service	% of Account to be Paid
Less than 5	0% of Account
At least 5 but less than 7	25% of Account
At least 7 but less than 9	50% of Account
At least 9 but less than 10	75% of Account
At least 10 or due to Death or Disability	100% of Account

International RDICP II

Installment Payout Period

For elections in force prior to December 31, 2005, Installment Payment Period means a number of annual installments as elected by the Participant, provided the installments are completed by the age of 60 for the Participant. In the event of Death, installments will be converted to a lump sum payment to the beneficiary or the estate of the Participant if there is no beneficiary.

Payment Date

The Payment Date shall be the later of: (i) within ninety (90) days following the date of the Participant’s first Distribution Event, or (ii) the six month anniversary of the Participant’s first Distribution Event, if the Participant is a Specified Employee. Notwithstanding the foregoing provision, if a Participant’s employment is terminated for cause as determined by the applicable Employer in its sole discretion, all amounts otherwise payable to or on account of the Participant under the Plan shall be immediately forfeited.

Vesting

Age	Years of Service	% of Account to Be Paid
Less than 55, if termination is due to resignation of Employee	Not Applicable	0% of Account
55 or greater	Less than 5	0% of Account
55	5 or more	50% of Account
56	6 or more	60% of Account
57	7 or more	70% of Account
58	8 or more	80% of Account
59	9 or more	90 % of Account
60	10 or More	100% of Account
Any Age if terminated by the Company without cause or due to Death or Disability	Not Applicable	100% of Account

International U.S. RP (including amounts transferred from the Hyatt International Hotels Retirement Plan)

Installment Payment Period

Not Applicable

Payment Date

The Payment Date shall be the later of: (i) within ninety (90) days following the date of the Participant’s first Distribution Event, (ii) the six month anniversary of the Participant’s first Distribution Event, if the Participant is a Specified Employee; or (iii) on a date certain after the first Distribution Event, but no later than age 60 if the Participant has made an election pursuant to the terms and conditions in Section 3.4. Notwithstanding the foregoing provision, if a Participant’s employment is terminated for cause as determined by the applicable Employer in its sole discretion, all amounts otherwise payable to or on account of the Participant under the Plan shall be immediately forfeited.

Vesting

All Participants are fully vested.